Joint Filer Information

Name of Joint Filer:                  HM3/GP Partners, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:    August 5, 2013

Issuer Name and Ticker Symbol:        LIN Media LLC (NYSE: LIN)

Signature:                            HM3/GP Partners, L.P.

                                      By: Hicks, Muse GP Partners III, L.P., its general partner

                                      By: Hicks, Muse Fund III Incorporated, its general partner

                                      By:  /s/ William G. Neisel
                                           ----------------------------------------------------
                                           William G. Neisel
                                           Treasurer

Joint Filer Information

Name of Joint Filer:                  HM3 Coinvestors, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:    August 5, 2013

Issuer Name and Ticker Symbol:        LIN Media LLC (NYSE: LIN)

Signature:                            HM3 Coinvestors, L.P.

                                      By: Hicks, Muse GP Partners III, L.P., its general partner

                                      By: Hicks, Muse Fund III Incorporated, its general partner

                                      By: /s/ William G. Neisel
                                          -----------------------------------------------------
                                          William G. Neisel
                                          Treasurer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:    August 5, 2013

Issuer Name and Ticker Symbol:        LIN Media LLC (NYSE: LIN)

Signature:                            Hicks, Muse GP Partners III, L.P.

                                      By: Hicks, Muse Fund III Incorporated, its general partner

                                      By: /s/ William G. Neisel
                                          ----------------------------------------------------
                                          William G. Neisel
                                          Treasurer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse Fund III Incorporated

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:    August 5, 2013

Issuer Name and Ticker Symbol:        LIN Media LLC (NYSE: LIN)

Signature:                            Hicks, Muse Fund III Incorporated

                                      By: /s/ William G. Neisel
                                          ----------------------------------------------------
                                          William G. Neisel
                                          Treasurer